NUMBER

C

Cornerstone

ONDEMAND *Empowering People*

SHARES

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

CUSIP 21925Y 10 3

SEE REVERSE FOR CERTAIN
DEFINITIONS AND LEGENDS

This certifies that

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF

CORNERSTONE ONDEMAND, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the terms, conditions and limitations of the Certificate of Incorporation and Bylaws of the Corporation and amendments thereto. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile seal of its duly authorized officers.

Dated:

PRESIDENT

CORNERSTONE ONDEMAND, INC.
CORPORATE
SEAL
1999
DELAWARE

SECRETARY

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common
COM PROP – as community property

UNIF GIFT MIN ACT – .... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors Act.................... (State)

UNIF TRF MIN ACT – .... Custodian (until age ....) (Cust) .... under Uniform Transfers (Minor) to Minors Act.................... (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________ shares of the common stock represented by within Certificate, and does hereby irrevocably constitute and appoint

______________________________ attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises.

Dated ______________________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

By ______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOANS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17AD-15.